Exhibit 99.1

Quipt Home Medical Acquires HEALTHCARE SYSTEM OWNED MEDICAL EQUIPMENT PROVIDER WITH $6.6 MILLION IN REVENUE, and Signs Preferred Provider Agreement Covering 20 Hospitals ACROSS 4 STATES

Cincinnati, Ohio – July 7, 2025 – Quipt Home Medical Corp. (“Quipt” or the “Company”) (NASDAQ: QIPT; TSX: QIPT), a U.S. based home medical equipment provider, focused on end-to-end respiratory care, today announced it has acquired a full-service durable medical equipment (“DME”) provider, which is wholly owned by Ballad Health (the “Acquiree”). Ballad Health is a prominent integrated health system comprised of 20 hospitals, post-acute care and behavioral health services, and a large multi-specialty group physician practice. Ballad Health serves 29 counties of the Appalachian Highlands in Northeast Tennessee, Southwest Virginia, Northwest North Carolina and Southeast Kentucky. The Acquiree reported unaudited revenue of $6.6 million for the fiscal year ended June 30, 2025, serving over 12,500 patients annually through four branch locations across East Tennessee and Southwest Virginia.

This acquisition is a strategic milestone for Quipt as it expands upon Quipt’s traditional acquisition model to form deeper partnerships with healthcare systems. In connection with the acquisition Quipt entered into a preferred provider agreement (the “Preferred Provider Agreement”) with Ballad Health aimed at facilitating seamless post-acute care coordination across the system’s hospitals, further embedding Quipt into the care delivery model and enabling scalable population health solutions. The acquisition brings Quipt a highly synergistic operation with a comprehensive portfolio of respiratory, oxygen, mobility, and home medical products, and a strong diversified payer mix.

Transaction Highlights:

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The Acquiree reported unaudited revenue of $6.6 million for the fiscal year ended June 30, 2025, serving over 12,500 patients annually across four branch locations in East Tennessee and Southwest Virginia.

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Purchase price of $1.6 million plus the value of accounts receivable and inventory at closing, representing a highly attractive valuation and structured with favorable terms that preserve Quipt’s conservative balance sheet.

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Management expects the Acquiree’s Adjusted EBITDA (defined below) margin to align with Quipt’s historical range within two quarters, driven by operational efficiencies, and clinical workflow integration.

•	Preferred Provider Agreement signed with Ballad Health, an integrated health system operating 20 hospitals across Tennessee, Virginia, North Carolina, and Kentucky.

•	The Acquiree’s service area is a region with a rapidly growing senior population (65+ age cohort expected to grow 10.2% by 2028).

•	Provides immediate post-acute referral access from 20 hospitals under the Preferred Provider Agreement, supporting smoother patient discharge and reduced readmissions.

•	Establishes a scalable health system partnership playbook for future transactions nationwide.

•	Expected to help accelerate organic growth post integration into Quipt’s operating platform, enhanced referral channels, and geographic density.

Management Commentary:

“Acquiring this Ballad Health owned medical equipment provider and concurrently entering into a Preferred Provider Agreement with Ballad Health exemplifies our commitment to creating lasting, system-wide healthcare partnerships that enhance the delivery of home-based care,” said Greg Crawford, CEO and Chairman of Quipt. “I anticipate that this transaction will help establish a scalable playbook that we can deploy across the country, partnering with leading health systems to integrate care, reduce readmissions, and support patients in the home setting. As we layer in our proven operating model, we see this unlocking meaningful organic growth across the region and providing a national roadmap for future expansion. “We view this as a template for future strategic growth, uniting Quipt’s operational excellence and patient-first approach with health systems’ market expertise and patient relationships. We are steadfast in executing our long-term growth strategy, re-igniting organic growth, and this healthcare-based DME acquisition and Preferred Provider Agreement is a prime example of our resolute focus on increasing long-term shareholder value.”

Chief Financial Officer, Hardik Mehta added, “This transaction was completed using cash on hand at a very prudent purchase price. Post this transaction, we continue to maintain a very conservative balance sheet, allowing for financial flexibility on a go forward basis. The acquisition and Preferred Provider Agreement accelerates our penetration into underserved rural markets and builds on the Company’s strategy of scaling through health system-aligned M&A. Moreover, we are actively in discussions with other healthcare systems with the goal of becoming the partner of choice in home-based care transformation.”

ABOUT QUIPT HOME MEDICAL

The Company provides in-home monitoring and disease management services including end-to-end respiratory solutions for patients in the United States healthcare market. It seeks to continue to expand its offerings to include the management of several chronic disease states focusing on patients with heart or pulmonary disease, sleep disorders, reduced mobility, and other chronic health conditions. The primary business objective of the Company is to create shareholder value by offering a broader range of services to patients in need of in-home monitoring and chronic disease management. The Company’s organic growth strategy is to increase annual revenue per patient by offering multiple services to the same patient, consolidating the patient’s services, and making life easier for the patient.

Reader Advisories

Readers are cautioned that the financial information regarding the Acquiree disclosed herein is unaudited and derived as a result of the Company’s due diligence, including a review of the acquisition’s bank statements and tax returns.

There can be no assurance that any of the potential acquisitions in the Company’s pipeline or in negotiations will be completed as proposed or at all and no definitive agreements have been executed. Completion of any transaction will be subject to applicable director, shareholder, and regulatory approvals.

Unless otherwise specified, all dollar amounts in this press release are expressed in U.S. dollars.

Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). The words “may”, “would”, “could”, “should”, "potential”, "will”, "seek”, "intend”, “plan”, “anticipate”, “believe”, “estimate”, “expect”, “outlook”, or the negatives thereof or variations of such words, and similar expressions as they relate to the Company, including: the Company’s expectations for the impact of the Preferred Provider Agreement; management’s expectations for the Acquiree’s Adjusted EBITDA margin post closing and the timing of such results; and management anticipating that this transaction will help establish a scalable playbook that can be repeated and deployed across the country; are intended to identify forward-looking statements. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions, including, without limitation: the Company successfully identifying, negotiating and completing additional acquisitions; operating and other financial metrics maintaining their current trajectories, the Company not being impacted by any further external and unique events like the Medicare 75/25 rate cut and the Change Healthcare cybersecurity incident for the remainder of 2025; and the Company not being subject to a material change to it cost structure. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. Examples of such risk factors include, without limitation: risks related to credit, market (including equity, commodity, foreign exchange and interest rate), liquidity, operational (including technology and infrastructure), reputational, insurance, strategic, regulatory, legal, environmental, and capital adequacy; the general business and economic conditions in the regions in which the Company operates; the ability of the Company to execute on key priorities, including the successful completion of acquisitions, business retention, and strategic plans and to attract, develop and retain key executives; difficulty integrating newly acquired businesses; the ability to implement business strategies and pursue business opportunities; low profit market segments; disruptions in or attacks (including cyber-attacks) on the Company's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which the Company is exposed; the failure of third parties to comply with their obligations to the Company or its affiliates; the impact of new and changes to, or application of, current laws and regulations; decline of reimbursement rates; dependence on few payors; possible new drug discoveries; a novel business model; dependence on key suppliers; granting of permits and licenses in a highly regulated business; legal proceedings and litigation, including as it relates to the civil investigative demand (“CID”) received from the Department of Justice; increased competition; changes in foreign currency rates; increased funding costs and market volatility due to market illiquidity and competition for funding; the availability of funds and resources to pursue operations; critical accounting estimates and changes to accounting standards, policies, and methods used by the Company; the Company’s status as an emerging growth company and a smaller reporting company; the occurrence of natural and unnatural catastrophic events or health epidemics or concerns; as well as those risk factors discussed or referred to in the Company’s disclosure documents filed with United States Securities and Exchange Commission  and available at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K, and with the securities regulatory authorities in certain provinces of Canada and available at www.sedarplus.com. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statement prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

Non-GAAP Financial Measures

This press release refers to “Adjusted EBITDA which is a non-GAAP financial measures that does not have standardized meaning prescribed by generally accepted accounting principles in the United States (“GAAP”). The Company’s presentation of this financial measure may not be comparable to similarly titled measures used by other companies. This financial measure is intended to provide additional information to investors concerning the Company’s performance.

Adjusted EBITDA is calculated as net loss, and adding back depreciation and amortization, right-of-use operating lease amortization and interest, interest expense, net, provision for income taxes, certain professional fees, including those related to the CID, the loss of private issuer status, and proxy contests and other actions of activist shareholders, stock-based compensation, acquisition-related costs, change in fair value of derivative liability – interest rate swaps, loss on foreign currency transactions, and share of loss in equity method investment.

For further information please visit our website at www.quipthomemedical.com, or contact:

Cole Stevens

VP of Corporate Development

Quipt Home Medical Corp.

859-300-6455

cole.stevens@myquipt.com

Gregory Crawford

Chief Executive Officer

Quipt Home Medical Corp.

859-300-6455

investorinfo@myquipt.com